RIDGEWORTH FUNDS

Supplement dated February 24, 2012 to the

Summary Prospectus, Prospectus and Statement of Additional Information

each dated August 1, 2011, as revised

RidgeWorth Maryland Municipal Bond Fund (A & I Shares)

This Supplement supersedes the supplement dated December 19, 2011 for the RidgeWorth Maryland Municipal Bond Fund (the “Fund”) and reflects new dates for the special meeting of shareholders and record date for determining shareholders entitled to vote at the special meeting.

The special meeting of shareholders of the Fund originally scheduled for February 24, 2012 to consider the approval of a change to the fundamental investment policy of the Fund has been rescheduled to April 9, 2012 at 10:00 a.m. (Eastern Time) (the “Special Meeting”). Shareholders of record as of the close of business on February 22, 2012 are entitled to notice of, and to vote, at the Special Meeting or any adjournment thereof.

If the proposal is approved by the Fund’s shareholders at the Special Meeting, the Fund’s fundamental investment policy will change as follows:

Current Fundamental Investment Policy

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities, including securities subject to the U.S. federal alternative minimum tax, with income exempt from regular U.S. federal income tax and Maryland state income tax.

Proposed New Fundamental Investment Policy

The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in short-term municipal securities.

After careful review, the Board determined the proposed new fundamental investment policy to be in the best interests of the Fund and its shareholders. In making its determination, the Board considered, among other things, that the proposed new fundamental investment policy will preserve current and future shareholders’ ability to receive income exempt from U.S. federal income taxes, while broadening the pool of investable securities to a national level. However, the proposed new fundamental investment policy will not provide income exempt from Maryland income tax.

If the proposal is approved by the Fund’s shareholders, the name of the Fund will change to the RidgeWorth Short-Term Municipal Bond Fund. If the proposed new fundamental investment policy is not approved by shareholders at the Special Meeting, the current fundamental investment policy of the Fund will remain in effect, while the Board considers an alternative course of action.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RFSP – 147